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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2002

                             STRAYER EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

             Maryland                     000-21039           52-1975978
             --------                     ---------           ----------
  (State or other jurisdiction of     (Commission File     (I.R.S. Employer
  incorporation or organization)           Number)        Identification No.)

   1025 15th Street, N.W. Washington, D.C.                   20005
   ---------------------------------------                   -----
  (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (202) 408-2400

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On March 12, 2002, Strayer Education, Inc. announced that its regular first quarter cash dividend in the amount of $0.065 per common share ($0.26 annually) would be paid on April 23, 2002 to common shareholders of record on April 9, 2002. The March 12, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.01   Press Release dated March 12, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Strayer Education, Inc.
Date:  March 12, 2002                  By: /s/ Mark C. Brown
                                           -----------------
                                           Mark C. Brown
                                           Senior Vice President and Chief
                                           Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION
-------         -----------
 99.01          Press Release dated March 12, 2002


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